UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 29, 2004

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon (State or other jurisdiction of incorporation or organization)	91-1795219 (I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	97124 (Zip Code)

Registrant’s telephone number, including area code:    (503) 629-3300

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

Exhibit	Description
99.1	Press Release dated April 29, 2004 of Corillian Corporation

Item 12.    Results of Operations and Financial Condition

On April 29, 2004, Corillian Corporation issued a press release providing its financial results as of and for the three months ended March 31, 2004. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004

CORILLIAN CORPORATION

By:	/s/ PAUL K. WILDE

Paul K. Wilde Chief Financial Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated April 29, 2004 of Corillian Corporation